EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

            THIS SECURITIES PURCHASE AGREEMENT, dated as of August 1, 2005 (this "Agreement"), is entered into by and between SUPERCLICK, INC., a Washington corporation with headquarters located at 4275 Executive Square, Suite 215, La Jolla, CA 92037 (the "Company"), and each individual or entity named on an executed counterpart of the signature page hereto (each such signatory is referred to as a "Buyer") (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer (each, an "Other Buyer") under such agreement and the Transaction Agreements, as defined below, referred to therein).

                              W I T N E S S E T H:

            WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

            WHEREAS, the Buyer wishes to lend to the Company, subject to and upon the terms and conditions of this Agreement and acceptance of this Agreement by the Company, the Purchase Price (as defined below), the repayment of which will be represented by Senior Secured Convertible Debentures Series 05-01 of the Company (the "Secured Convertible Debentures") and Unsecured Convertible Debentures Series 06-01 of the Company (the "Unsecured Convertible Debentures," and together with the Convertible Debentures, collectively, the "Convertible Debentures" or the "Debentures"), which Convertible Debentures will be convertible into shares of Common Stock, $0.0006 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Convertible Debentures, together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock;

            NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

            a. Purchase.

            (i) Subject to the terms and conditions of this Agreement and the other Transaction Agreements, the undersigned Buyer hereby agrees to loan to the Company the principal amount set forth on the Buyer's signature page of this Agreement (the "Purchase Price"), out of the aggregate amount being loaned by all Buyers of US $2,250,000 (the "Aggregate Purchase Price"). The obligation to repay the loan from the Buyer shall be evidenced by the Company's issuance of one or more Secured Convertible Debentures and one or more Unsecured Convertible Debentures to the Buyer in such principal amounts set forth on the Buyer's signature page of this Agreement. Each Debenture (i) shall provide for a Conversion Price (as defined below), which price may be adjusted from time to time as provided in the Debenture, and (ii) shall have the terms and conditions of, and be substantially in the form attached hereto as, Annex I. Each Secured Convertible Debenture shall be secured pursuant to the terms of the Security Interest Agreement substantially in the form annexed hereto as Annex IX (the "Security Interest Agreement").

            (ii) The loan to be made by the Buyer and the issuance of the Debentures and the Warrants (collectively, the "Purchased Securities") to the Buyer are sometimes referred to herein and in the other Transaction Agreements as the purchase and sale of the Debentures and the Warrants.

            b. Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

            "Additional Closing Date" means the date of any closing of the purchase and sale of the Purchased Securities subsequent to the Initial Closing Date.

            "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

            "Buyer Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Buyer pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

            "Certificates" means the (x) the original ink-signed  Debentures and
(y) the original ink-signed Warrants, each duly executed by the Company and issued in the name of the Buyer on a Closing Date.

            "Closing Date" means the Initial Closing Date or an Additional Closing Date, as applicable.

            "Closing Price" means the 4:00 P.M. closing bid price of a share of Common Stock on the Principal Trading Market on the relevant Trading Day, as reported by the Reporting Service.

            "Company Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

            "Company  Principal's  Agreement"  has the  meaning  ascribed  to in
Section 4(h).

            "Company's SEC Documents" means the Company's filings on the SEC's EDGAR system which are listed on Annex VII annexed hereto, to the extent available on EDGAR or otherwise provided to the Buyer as indicated on said Annex VII.

            "Conversion   Certificates"  means  certificates   representing  the
Conversion Shares.

            "Conversion Date" means the date a Holder submits a Notice of Conversion, as provided in the Debentures.

            "Conversion Price" means the Pre-Maturity Date Conversion Price or the Post-Maturity Date Conversion Price, as applicable.

            "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Debentures and/or in payment of accrued interest, as contemplated in the Debentures.

            "Converting Holder" means the Holder of Debentures who or which has submitted a Notice of Conversion (as contemplated by the Debentures).

            "Disclosure Annex" means Annex VI to this Agreement; provided, however, that the Disclosure Annex shall be arranged in sections corresponding to the identified Sections of this Agreement, but the disclosure in any such section of the Disclosure Annex shall qualify other provisions in this Agreement to the extent that it would be readily apparent to an informed reader from a reading of such section of the Disclosure Annex that it is also relevant to other provisions of this Agreement.

            "Effective Percentage" means the Pre-Maturity Effective Percentage and/or the Post-Maturity Effective Percentage, as applicable.

            "Effective Date" means the date the Registration Statement covering the Registrable Securities is declared effective by the SEC.

            "Escrow Agent" means the escrow agent identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions").

            "Escrow Funds" means the Purchase Price delivered to the Escrow Agent as contemplated by Sections 1(c) and (d) hereof.

            "Escrow Property" means the Escrow Funds and the Certificates delivered to the Escrow Agent as contemplated by Section 1(c) hereof.

            "Exercise Price" means the per share exercise price of the relevant Warrant.

            "Holder" means the Person holding the relevant Securities at the relevant time.

            "Initial Closing Date" means August 1, 2005, the initial date of the closing of the purchase and sale of the Purchased Securities.

            "Issue Date Conversion Share" means the number of shares of Common Stock equal to (i) the Purchase Price paid by the Buyer, divided by the Conversion Price on a Closing Date.

            "Last Audited Date" means October 31, 2004.

            "Majority in Interest of the Holders" means one or more Holders whose respective outstanding principal amounts of the Debentures held by each of them, as of the relevant date, aggregate more than fifty percent (50%) of the aggregate outstanding principal amounts of the Unconverted Debentures held by the Buyer and all Other Buyers on that date.

            "Material Adverse Effect" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (x) adversely affect the legality, validity or enforceability of the Purchased Securities or any of the Transaction Agreements, (y) have or result in a material adverse effect on the results of operations, assets, prospects or financial condition of the Company and its subsidiaries, taken as a whole, or
(z) adversely impair the Company's ability to perform fully on a timely basis its material obligations under any of the Transaction Agreements or the transactions contemplated thereby.

            "Maturity Date" shall have the meaning ascribed to it in the Convertible Debentures.

            "New Common Stock" means shares of Common Stock and/or securities convertible into, and/or other rights exercisable for, Common Stock, which are offered or sold in a New Transaction. "New Transaction Investor" means the third party investor, purchaser or lender (howsoever denominated) in a New Transaction.

            "New Transaction" means, unless consented to by a Majority in Interest of the Buyers (which consent is in the sole discretion of the Holders and may be withheld for any reason or for no reason whatsoever), the sale of New Common Stock by or on behalf of the Company to a New Transaction Investor in a transaction offered or consummated after the date hereof; provided, however, that it is specifically understood that the term "New Transaction" (1) unless consented to otherwise by a Majority in Interest of the Buyers (which consent is in the sole discretion of the Holders and may be withheld for any reason or for no reason whatsoever), includes, but is not limited to, a sale of Common Stock or of a security convertible into Common Stock or an equity or credit line transaction, but (2) does not include (a) the sale of the Purchased Securities to the Buyer and the Other Buyers, (b) the issuance of Common Stock upon the exercise or conversion of options, warrants or convertible securities outstanding on the date hereof, or in respect of any other financing agreements as in effect on the date hereof and identified in the Disclosure Annex (provided the same is not amended after the date hereof) or in the Company's SEC Documents (provided the same is not amended after the date hereof), (c) the issuance of Common Stock pursuant to the Superclick 2004 Incentive Stock Option Plan (the "ESOP") (provided the same is not amended after the date hereof), (d) the issuance of up to 1,500,000 shares of Common Stock pursuant to a duly adopted stock incentive or stock option plan (whether such plan or plans, individually or in the aggregate, contemplate issuances of shares to employees, officers, directors, non-employee directors or consultants), but only to the extent that such options are incentive stock options and have an exercise price of not less than $0.50 per share, or (e) the issuance of Common Stock upon the exercise of any options or warrants referred to in any one of the preceding clauses of this paragraph.

            "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership, limited liability company or trust.

            "Pre-Maturity Date Conversion Price" means, with respect to the Pre-Maturity Date Period, (i) the average Closing Price for the forty five (45) Trading Days ending on the Trading Day immediately before the Conversion Date (as selected by the Holder), multiplied by (ii) a percentage equal to (x) one hundred percent (100%), less (y) the Pre-Maturity Effective Percentage (provided, however, that such amount shall be recomputed for all Unconverted Debentures if the Pre-Maturity Effective Percentage is adjusted as contemplated by this Agreement or the Debentures); provided, however, that the Pre-Maturity Date Conversion Price shall not be less than Thirty Cents ($0.30) per share (as that amount may subsequently be adjusted as provided in the Debentures or herein); provided, further, that, with respect to each such amount referred to in this definition, as that amount may subsequently be adjusted as provided in the Debentures or herein. Notwithstanding the foregoing, if the Closing Price is less than $0.50 per share on a Conversion Date during the Pre-Maturity Date Period, then during the calendar month in which such Conversion Date falls, a
Converting Holder may not convert an aggregate amount (including principal and interest) in excess of $175,000; provided, however, that the foregoing limitation shall not be applicable in the event that the Closing Price on such Conversion Date is equal to or exceeds 150% of the average Closing Price for the ten (10) Trading Days ending on the Trading Day immediately before the Conversion Date.

            "Pre-Maturity Date Period" means the period commencing on the date of this Agreement and ending on the Maturity Date.

            "Pre-Maturity Effective Percentage" means, initially thirty percent (30%), which percentage is subject to increase as provided herein.

            "Post-Maturity Date Conversion Price" means, with respect to the Post-Maturity Date Period, (i) the average Closing Price for the forty five (45) Trading Days ending on the Trading Day immediately before the Conversion Date (as selected by the Holder), multiplied by (ii) a percentage equal to (x) one hundred percent (100%), less (y) the Post-Maturity Effective Percentage (provided, however, that such amount shall be recomputed for all Unconverted Debentures if the Post-Maturity Effective Percentage is adjusted as contemplated by this Agreement or the Debentures); provided, however, that, with respect to each such amount referred to in this definition, as that amount may subsequently be adjusted as provided in the Debentures or herein.

            "Post-Maturity Date Period" means the period commencing immediately following the Maturity Date.

            "Post-Maturity Effective Percentage" means, initially twenty percent (20%),, which percentage is subject to increase as provided herein.

            "Placement Agent" means Ascendiant Securities, LLC, a registered broker-dealer.

            "Principal Trading Market" means the Over the Counter Bulletin Board or such other market on which the Common Stock is principally traded at the relevant time.

            "Registrable Securities" shall have the meaning ascribed to it in the Registration Rights Agreement.

            "Registration   Rights  Agreement"  means  the  Registration  Rights
Agreement in the form annexed hereto as Annex IV as executed by the Buyer and the Company simultaneously with the execution of this Agreement.

            "Registration Statement" means an effective registration statement covering the Registrable Securities.

            "Reporting Service" means Bloomberg LP or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by a Majority in Interest of the Holders and reasonably acceptable to the Company.

            "SBA Compliance Documents" has the meaning ascribed to it in Section 4(p) hereof.

            "Securities" means the Purchased Securities and the Shares.

            "Shares" means the shares of Common Stock representing any or all of the Conversion Shares, the Warrant Shares and the Payment Shares (as defined in the Registration Rights Agreement).

            "State of Incorporation" means Washington State.

            "Strategic Partner" means a third party, whether or not affiliated with the Company as of the date hereof, which party (i) is engaged in a business which is the business in which the Company is engaged or a similar, related or complementary business, and (ii) subsequently purchases equity securities of the Company (or securities convertible into equity securities of the Company), where such purchase is accompanied or followed by one or more of the following: the licensing by the Company of all or any portion of its technology to such third party, the licensing by such third party of all or any portion of its technology to the Company, or any other coordination of all or a portion of their respective business activities or operations by the Company and such third party.

            "Trading Day" means any day during which the Principal Trading Market shall be open for business.

            "Transaction Agreements" means this Agreement, the Debentures, the Joint Escrow Instructions, the Registration Rights Agreement, the Disclosure Annex, the Security Interest Agreement, and the Warrants, and includes all ancillary documents referred to in those agreements.

            "Transfer Agent" means, at any time, the transfer agent for the Company's Common Stock.

            "Unconverted Debenture" means, as of any given date, the principal amount of any then outstanding Debenture.

            "Warrants" means (i) the warrants referred to in Section 4 hereof and (ii) the Additional Warrants (as defined below), if any.

            "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

            c. Form of Payment; Delivery of Certificates.

            (i) The Buyer shall pay the Purchase Price by delivering immediately available good funds in United States Dollars to the Escrow Agent no later than the day prior to the Closing Date.

            (ii) Within one (1) Trading Day after the Escrow Agent notifies the Company that the Escrow Agent has on deposit cleared funds from or on behalf of one or more Buyers an aggregate amount equal to the Aggregate Purchase Price and the Company shall have accepted the Buyer's subscription hereunder, but in no event later than the Closing Date, the Company will deliver the Certificates to the Escrow Agent. Such Certificates shall be held in escrow as provided in the Joint Escrow Instructions.

            (iii) By signing this Agreement, each of the Buyer and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

            d. Method of Payment. Payment into escrow of the Purchase Price shall be made by wire transfer of funds to:

                  Bank One
                  Chicago, Illinois

                  ABA# 071000013
                  Acct. #:  18108830
                  Acct. Name: Wildman, Harrold, Allen & Dixon Trust Acct.
                  Reference: Superclick 05 Transaction/[Name of Buyer]

            e. Additional Closings. Notwithstanding any provision in this Agreement or any other Transaction Documents to the contrary, the Company acknowledges and agrees that: (i) the closing on the loan to the Company of the Aggregate Purchase Price by all Buyers and the related purchase of the Purchased Securities by the Buyers and all other transactions contemplated by the Transaction Documents, shall occur on the Initial Closing Date, plus one or more Additional Closing Dates; and (ii) on each Additional Closing Date, the Company shall have the irrevocable obligation to enter into the Transaction Documents in the same form as that entered into by the Buyer on the Initial Closing Date, and to otherwise issue the Purchased Securities to such additional Buyers on the same terms and conditions.

            2. BUYER REPRESENTATIONS AND WARRANTIES; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

            The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

            a. Without limiting Buyer's right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with the 1933 Act, the Buyer is purchasing the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

            b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act, (ii) experienced in making investments of the kind described in this Agreement and the other Transaction Agreements, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement and the other Transaction Agreements, and to evaluate the merits and risks of an investment in the Securities, and (iv) able to afford the entire loss of its investment in the Securities.

            c. All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the relevant Securities under the 1933 Act or pursuant to an exemption from such registration.

            d. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

            e. The Buyer and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Purchased Securities which have been requested by the Buyer, including those set forth in any annex attached hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's SEC Documents.

            f. The Buyer understands that its investment in the Securities involves a high degree of risk.

            g. In connection with its purchase of the Securities, the Buyer has not relied on any statement or representation by the Company or the Placement Agent or any of their respective officers, directors and employees or any of their respective attorneys or agents or the Placement Agent, except as specifically set forth herein. The Placement Agent is a third party beneficiary of this provision.

            h. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

            i. This Agreement and the other Transaction Agreements to which the Buyer is a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

            3. COMPANY REPRESENTATIONS. The Company represents and warrants to the Buyer as of the date hereof and as of each Closing Date that, except as otherwise provided in the Disclosure Annex or in the Company's SEC Documents:

            a. Rights of Others Affecting the Transactions. There are no preemptive rights of any shareholder of the Company to acquire the Purchased Securities or the Shares. No other party has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Agreements.

            b. Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect. The Company has registered its stock and is obligated to file reports pursuant to Section 12 or Section 15(d) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"). The Common Stock is quoted on the Over the Counter Bulletin Board. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such quotation on the Over the Counter Bulletin Board, and the Company has maintained all requirements on its part for the continuation of such quotation.

            c. Authorized Shares.

            (i) The authorized capital stock of the Company consists of (i) 120,000,000 shares of Common Stock, par value $.0006 per share, of which approximately 27,583,113 are outstanding as of August 1, 2005, and (ii) 20,000,000 shares of Preferred Stock, par value $.0001 per share, none of which is outstanding as of the date hereof.

            (ii) There are no outstanding securities which are convertible into shares of Common Stock, whether such conversion is currently exercisable or exercisable only upon some future date or the occurrence of some event in the future. If any such securities are listed on the Disclosure Annex but not in the Company's SEC Documents, the number or amount of each such outstanding convertible security and the conversion terms are set forth in said Disclosure Annex.

            (iii) All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares on the Closing Date and each Additional Closing Date.

            (iv) The Shares shall have been duly authorized by all necessary corporate action on the part of the Company, and, when issued on conversion of, or in payment of interest on, the Debentures or upon exercise of the Warrants, in each case in accordance with their respective terms, will have been duly and validly issued, fully paid and non-assessable and will not subject the Holder thereof to personal liability by reason of being such Holder.

            d. Transaction Agreements and Stock. This Agreement and each of the other Transaction Agreements, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Debentures, the Warrants and each of the other Transaction Agreements, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

            e. Non-contravention. The execution and delivery of this Agreement and each of the other Transaction Agreements by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Debentures, the Warrants and the other Transaction Agreements do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

            f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

            g. Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Since May 1, 2004, the Company has filed all requisite forms, reports and exhibits thereto required to be filed by the Company with the SEC.

            h. Absence of Certain Changes. Since the Last Audited Date, there has been no Material Adverse Effect, except as disclosed in the Company's SEC Documents. Since the Last Audited Date, except as provided in the Company's SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other material tangible assets, or canceled any material debts owed to the Company by any third party or material claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (v) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

            i. Full Disclosure. To the Company's knowledge, there is no fact known to the Company (other than facts known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Buyer that would reasonably be expected to have or result in a Material Adverse Effect.

            j.  Absence of  Litigation.  There is no action,  suit,  proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

            k. Absence of Events of Default. Except as set forth in Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company or its subsidiary is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

            l. Absence of Certain Company Control Person Actions or Events. To the Company's knowledge, none of the following has occurred during the past five
(5) years with respect to a Company Control Person:

            (i) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

            (ii) Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

            (iii) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

                  (A) acting, as an investment advisor,  underwriter,  broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

                  (B) engaging in any type of business practice; or

                  (C) engaging in any activity in  connection  with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

                  (D) Such Company  Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such Company Control Person to engage in any activity described in paragraph (3) of this item, or to be associated with Persons engaged in any such activity; or

                  (E) Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

            m. No Undisclosed  Liabilities or Events.  No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the articles or certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

            n. No Integrated Offering. Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, at any time since December 1, 2004, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

            o. Dilution. The number of shares issuable on conversion of the Debentures, upon exercise of the Warrants or pursuant to the other terms of the Transaction Agreements may have a dilutive effect on the ownership interests of the other shareholders (and Persons having the right to become shareholders) of the Company. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have such a potential dilutive effect (including but not necessarily limited to the effect of the provisions Section 4(h) hereof and of the application of the Post-Maturity Date Conversion Price, if relevant). The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Debentures, the Warrant Shares upon exercise of the Warrants or the Payment Shares as provided in the Registration Rights Agreement is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company, and the Company will honor such obligations, including honoring every Notice of Conversion (as contemplated by the Debentures), every Notice of Exercise (as contemplated by the Warrants), and every demand for Payment Shares (as contemplated by the Registration Rights Agreement), unless the Company is subject to an injunction (which injunction was not sought by the Company) prohibiting the Company from doing so.

            p. Fees to Brokers, Placement Agents and Others. Except for payment of the the Placement Agent's Compensation (as defined below) to the Placement Agent, payment of which is the sole responsibility of the Company, the Company has taken no action which would give rise to any claim by any Person for brokerage commission, placement agent or finder's fees or similar payments by Buyer relating to this Agreement or the transactions contemplated hereby. Buyer shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of Buyer, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred. The term "Placement Agent's Compensation" means, in connection with the consummation of the transactions contemplated by this Agreement, the consideration contemplated by the Joint Escrow Instructions.

            q. Disclosure. All information relating to or concerning the Company set forth in the Transaction Agreements or in the Company's public filings with the SEC is true and correct in all material respects and all such information has not omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which under applicable law, rule or regulation, requires public disclosure or announcement by the Company.

            r. Confirmation. The Company confirms that all statements of the Company contained herein shall survive acceptance of this Agreement by the Buyer for a period of three (3) years from the last Additional Closing Date. The Company agrees that, if, to the knowledge of the Company, any events occur or circumstances exist prior to a Closing Date which would make any of the Company's representations, warranties, agreements or other information set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Buyer (directly or through its counsel, if any) and the Escrow Agent in writing prior to such date of such fact, specifying which representation, warranty or covenant is affected and the reasons therefor.

            4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

            a. Transfer Restrictions. The Buyer acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement or otherwise included in an effective registration statement, the Securities may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

            b. Restrictive Legend. The Buyer acknowledges and agrees that, until such time as the relevant Shares have been registered under the 1933 Act, as contemplated by the Registration Rights Agreement, and may be sold in accordance with an effective Registration Statement or otherwise in accordance with another effective registration statement, or until such Shares can otherwise be sold without restriction, whichever is earlier, the certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

            c. Filings. The Company undertakes and agrees to make all filings it deems necessary (based on the advice of Company counsel) in connection with the sale of the Securities to the Buyer under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing. Reference is made to the Section titled "Publicity, Filings, Releases, Etc." below.

            d. Reporting Status. So long as the Buyer beneficially owns any of the Purchased Securities and for at least twenty (20) Trading Days thereafter, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the 1933 Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to maintain the continued listing and quotation and trading of its Common Stock (including, without limitation, all Registrable Securities) on the Principal Trading Market or a listing on the NASDAQ/Small Cap or National Markets and, to the extent applicable to it, will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the Principal Trading Market and/or the National Association of Securities Dealers, Inc., as the case may be, applicable to it at least through the date which is sixty (60) days after the later of the date on which (x) all of the Debentures have been converted or have been paid in full or (y) all of the Warrants have been exercised or have expired.

            e. Use of Proceeds.

            (i) The Company will use the net proceeds received hereunder (excluding amounts paid as contemplated by the Joint Escrow Instructions) solely for general corporate purposes for its operations in the United States.

            (ii) The Company represents, warrants and covenants that none of the net proceeds referred to in Section 4(e)(i) will be used for operations or expenses of the Company outside of the United States.

            (iii) The Company covenants that, within five (5) Trading Days from the Company's receipt of a written request therefor from the Holder, the Company will provide to the Holder written assurance, certified by the chief financial officer of the Company, that the Company is in compliance with the representation, warranty and covenant of the Section 4(e)(ii) hereof. This provision shall no longer be applicable once the Company issues such a certified written assurance to the Holder which includes a certified representation that all of such net proceeds have been expended in a manner which is in compliance with the representation, warranty and covenant of said Section 4(e)(ii).

            f. Warrants.

            (i) The Company agrees to issue to the Buyer on the Closing Date and each Additional Closing Date:

                  (A) a  transferable  warrant  for the  purchase of a number of shares of Common Stock equal to twenty-five percent (25%) of the Issue Date Conversion Shares at an exercise price (the "Exercise Price") equal to the average Closing Price for the forty-five (45) Trading Days ending on the Trading Day immediately before the exercise date, multiplied by (i) a percentage equal to (x) one hundred percent (100%), less (y) the Pre-Maturity Effective Percentage; provided, however, that the Exercise Price shall not be less than Thirty Cents ($0.30) per share; provided further, that such Exercise Price will be subject to adjustment as provided in the Warrant and herein (the "Coverage Warrants"); and

                  (B) a  transferable  warrant  for the  purchase of a number of shares of Common Stock equal to the aggregate number of shares of Common Stock into which the prepaid portion of a Convertible Debenture is convertible, at an Exercise Price equal to $0.0006 per share, provided that such Exercise Price will be subject to adjustment as provided in the Warrant and herein (the "Catch-up Warrants," and together with the Coverage Warrants, collectively, the "Warrants").

            (ii) Each Warrant shall be exercisable commencing on the Commencement Date specified in the Warrants and shall expire at the close of business on the date which is the last day of the calendar month in which the fifth annual anniversary of the Effective Date occurs. Each Warrant shall have cashless exercise rights as provided in the Warrant. Except as specified above, each Warrant shall generally be in the form annexed hereto as Annex V.

            (iii) The Warrant Shares shall be subject to the provisions of the Registration Rights Agreement.

            g. Actions or Events Requiring Approval. So long as any amounts (including, without limitation, principal or interest) remain due and payable to Buyer under the Convertible Debentures, neither the Company nor any of its subsidiaries may do any of the following without the approval of the Buyer:

            (i) merge or consolidate with, enter into a joint venture with, or acquire all or substantially all of the capital stock or assets of, any Person, unless the cash consideration payable by the Company in connection with any such transaction or event does not exceed $100,000, or if the value of any stock consideration paid or issued by the Company in connection with any such transaction or event is not less than $0.50 per share;

            (ii) authorize or incur any indebtedness in any transaction or series of related transactions, or provide any guarantee, in excess of $100,000, in the aggregate, or refinance existing indebtedness;

            (iii) create, incur, assume or permit to exist any mortgage or deed of trust, pledge, lien, charge, claim, security interest or encumbrance of any kind or nature (collectively, "Encumbrances") whatsoever on or with respect to any of its properties or assets (whether now owned or hereafter acquired);

            (iv) declare or pay any dividends (other than dividends payable to the Company by a wholly-owned subsidiary), or make any other payments on its capital stock, redeem or repurchase any of its capital stock;

            (v) grant or issue any capital stock, warrant, right or option pertaining to its capital stock or other security convertible into its capital stock (other than grants of stock or stock options to employees pursuant to an existing employee stock option plan);

            (vi) make any capital expenditure in excess of $100,000 in the aggregate;

            (vii) sell, lease, assign, transfer or otherwise dispose of any property, assets and rights (including the capital stock of any of its subsidiaries) other than in the ordinary course of business; or

            (viii) liquidate, dissolve or wind up.

            h. Actions or Events Leading to Adjustments.

            (i) For purposes of this Agreement, the following terms shall have meanings indicated:

                  (A) "New  Transaction  Period" means the period  commencing on the Closing Date and continuing through and including the Final Lock-up Date.

                  (B) "Final Lock-up Date" means the date on which the Debentures have been fully converted and the date on which any Unconverted Debenture has been paid in full in accordance with its terms, whichever is later.

                  (C) "New  Transaction  Price" means the Basic New  Transaction
            Price (as defined below) except that if the New Transaction Exercise Price is lower than the Basic New Transaction Price, it means the New Transaction Exercise Price.

                  (D) "Basic New Transaction Price" means, as may be applicable, on a per share basis, the lower of (1) the lowest fixed purchase price of any shares of the New Common Stock contemplated in the New Transaction, or (2) the lowest conversion price or put or call price which would be applicable under the terms of the New Transaction; in each such case, whether such purchase or conversion price or put or call price is stated or otherwise specified or is determined on the closing date of the New Transaction by the application of a formula set in the documents reflecting the New Transaction or could result from adjustments or revisions contemplated in the relevant agreements for the New Transaction and whenever such adjustment or revision would be applicable (and if no minimum purchase price, conversion price or put or call price, as the case may be, is set, it shall be assumed that such minimum purchase price or conversion price is $.0006); and provided, further, that, if the securities issued in the New Transaction are issued at a Face Value Discount (as defined below), the New Transaction Price shall be adjusted to reflect such discount.

                  (E) "Exercise Threshold Price" means the then applicable Exercise Price.

                  (F) "New Transaction Exercise Price" means the lowest exercise price per share applicable to the warrants, option or similar instrument (howsoever denominated; collectively, "New Transaction Warrants") included in such New Transaction, whether such exercise price is stated or could result from adjustments or revisions contemplated in the relevant agreements for the New Transaction and whenever such exercise price would be applicable (and, if no minimum exercise price is set, it shall be assumed that such minimum exercise price is $.0006).

                  (G) The term "New Transaction  Effective Percentage" means the percentage equal to the excess, if any, of (i) one hundred percent (100%) over (ii) the percentage equal to (x) the New Transaction Price, divided by (y) the Closing Price for the ten (10) Trading Days ending on the Trading Day immediately before the closing date of the New Transaction.

                  (H) "Alternative  Warrant  Percentage" means (x) the number of shares which are eligible to be purchased under the New Transaction Warrants, divided by (y) the aggregate of the shares of New Common Stock issued or issuable in such transaction (excluding the shares issuable on exercise of the New Transaction Warrants).

                  (I) "Outstanding Warrant Shares" means, for the Warrants or for any previously issued Additional Warrants (as defined below), the then outstanding number of Warrant Shares which would then be issuable upon the exercise in full of such Warrants (without regard to any limitations which may then restrict the Holder's full exercise of such Warrant at any time) or such Additional Warrants, if any, as in effect immediately prior to the relevant New Transaction.

                  (J) "Original  Warrant Shares" means,  for the Warrants or for any previously issued Additional Warrants, the original number of Warrant Shares issuable on exercise of such Warrants on the Closing Date or as Additional Warrants, as the case may be (in each case without regard to any limitations which may then restrict the Holder's full exercise of such Warrant at any time).

                  (K) "Face Value  Discount" means  consideration  less than, as the case may be, (x) the number of shares being issued multiplied by the stated purchase price, (y) the stated principal amount of a debenture, note or similar instrument or (z) the stated value of the shares of convertible stock.

            (ii) The Company covenants and agrees that, if, during the New Transaction Period, without the prior written consent of a Majority in Interest of the Holders in each instance (which consent is in the sole discretion of the Holders and may be withheld for any reason or for no reason whatsoever), the Company enters into a New Transaction, then (in each instance, unless waived by the Holder):

                  (A) if the New  Transaction  Price  is  lower  than  the  then effective Conversion Price, the Conversion Price for all Unconverted Debentures shall be adjusted to be equal to such New Transaction Price; and

                  (B) if the New Transaction Effective Percentage is higher than the then applicable Effective Percentage, the Effective Percentage shall be adjusted for all Unconverted Debentures to such New Transaction Effective Percentage; and

                  (C) if the New  Transaction  Exercise  Price of any of the New
            Transaction Warrants representing the first twenty-five percent (25%) of the Alternative Warrant Percentage(1) (the "First New Transaction Warrants") is lower than the Exercise Threshold Price of the Warrants, then the Exercise Price of the then outstanding Warrants shall be adjusted to be equal to the New Transaction Exercise Price of such First New Transaction Warrants; and

                  (D) if the provisions  applicable to the convertible preferred stock, convertible debenture or similar instrument (howsoever denominated), if any, of the New Transaction are more beneficial to the holder of such instrument than the corresponding terms applicable to the Debentures or in or to the Warrants, as the case may be, or if the terms which are beneficial to the Company in the relevant Transaction Agreements are not included in the corresponding instrument in the New Transaction, then, unless waived by the Holder, the terms of the Transaction Agreements applying to the then Unconverted Debentures or the Warrants or to the other Transaction Agreements, as the case may be, shall be modified to reflect similar terms (based, if relevant, on the Closing Date); provided, however, that nothing in this provision shall be read to mean that the Purchased Securities shall be changed to any other form of security;

                  (E) if the  Alternative  Warrant  Percentage  is greater  than twenty-five percent (25%), the Company shall issue to the Holder additional warrants ("Additional Warrants") for the purchase of the number of shares equal to the excess, if any, of

                  (1) (x) the Alternative Warrant Percentage,  multiplied by (y)
            (I) the Purchase Price, divided by (II) the Conversion Price in effect on the Closing Date or immediately after the closing date of the New Transaction (after taking into account all relevant adjustments contemplated by the Debentures or hereby), whichever is lower, multiplied by (y) a fraction, of which the numerator is the Outstanding Warrant Shares for all Warrants (including previously issued Additional Warrants) and the denominator is Original Warrant Shares for all Warrants (including previously issued Additional Warrants); over

----------
(1) If New Transaction Warrants have more than one exercise price, they shall be ranked in priority order from lowest exercise price to highest exercise price.

                  (2) the aggregate  Outstanding Warrant Shares for all Warrants
            (including previously issued Additional Warrants);

      and the terms of such Additional Warrants (including, but not limited, to term of exercisability, exercise price, manner and limitations, if any, on exercise, registration rights) shall be the same (on a pro rata basis, if relevant) as the applicable New Transaction Warrants issued in such New Transaction.

            (iii) The Company covenants and agrees that, any of the foregoing provisions of this Section 4(h) or any other provision of this Agreement or any of the other Transaction Agreements to the contrary notwithstanding, without the prior written consent of a Majority in Interest in each instance (which consent is in the sole discretion of the Holders and may be withheld for any reason or for no reason whatsoever),

                  (A) during the New  Transaction  Period,  the Company will not enter into any New Transaction where such transaction provides for a variable conversion price or a variable exercise price;

                  (B) during  the  period  commencing  on the  Closing  Date and continuing through the Effective Date, the Company will not enter into any New Transaction whatsoever, and

                  (C) during the period  commencing  on the  Effective  Date and continuing through the date which is the sixth monthly anniversary of the Effective Date, the Company will not enter into any New Transaction where such New Transaction provides for any registration rights (including, but not limited to demand or piggy-back registration rights) to any one or more of the New Transaction Investors in such New Transaction.

The Company acknowledges that each of the foregoing provisions is independent of the others and that a breach of any of the foregoing provisions might result in adjustments referred to in other provisions of this Section 4(h) and, in addition (and not in lieu of such adjustments, if any) shall constitute an event of default under the Debenture and the other Transaction Agreements. The Company is aware that if such event of default occurs, a Holder of a Debenture will have certain redemption rights contemplated by the Debenture.

            (iv)  Nothing  in  the  foregoing   provisions  reflects  either  an
obligation on the part of any Buyer to participate in any New Transaction or a limitation on any Buyer from participating in any New Transaction.

            (v) Any of the foregoing provisions of this Section 4(h) or any other provision of this Agreement or any of the other Transaction Agreements to the contrary notwithstanding, the Company shall not engage in any offers, sales or other transactions of its securities which would adversely affect the exemption from registration available for the transactions contemplated by the Transaction Agreements.

            (vi) The Company agrees that, prior to the Effective Date, the Company will not file any registration statement for the sale of shares by the Company or any other shareholder other than the Registration Statement contemplated by the Registration Rights Agreement.

            i. Company Principal's Agreements. The Company hereby agrees that, no later than the Initial Closing Date, the Company will cause each of its principal officers and all of its directors and certain other persons identified in the heading of Annex VIII attached hereto (each, a "Company Principal"), and certain Persons who are related to or controlled by such Company Principal, to execute and deliver an agreement (each, a "Company Principal's Agreement") regarding limitations on the sale or other disposition of the shares of the Company's Common Stock (or instruments convertible into or exercisable for such shares) held by such Company Principal or other Principal (as defined in the Company Principal's Agreement), except that, notwithstanding its terms, the Company Principal's Agreement will be deemed not apply to the sale of shares of Common Stock bought by a Principal in open market transactions. As provided in the Company Principal's Agreement, the spouse of a Company Principal, whether or not such spouse, directly or indirectly holds or is the beneficial owner of any shares of Common Stock of the Company, is a Principal for purposes of the Company Principal's Agreement. Subject to the foregoing, each Company Principal's Agreement shall be substantially in the form set forth in Annex VIII attached hereto.

            j. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, a number of shares of Common Stock (the "Reserved Amount") at least equal to the Reservation Percentage (as defined below) of the sum of (x) the number of shares of Common Stock issuable as may be required, at any time, to satisfy the conversion rights of the Holders of principal on all Unconverted Debentures plus interest thereon for one year beyond the date such computation is made, plus (y) the number of shares issuable upon exercise of all outstanding Warrants held by all Holders (in each case, whether any of such Unconverted Debentures or outstanding Warrants were originally issued to the Holder, the Buyer or to any other party and without regard to any restrictions which might limit any Holder's right to convert any of the Debentures or to exercise any of the Warrants held by any Holder). The term "Reservation Percentage" means (i) until the Maturity Date, one hundred twenty-five percent (125%) and (ii) thereafter two hundred percent (200%). The Reserved Amount shall be determined on the first Trading Day after the end of each calendar quarter and the number of shares to be reserved shall be based on (q) all Unconverted Debentures and the Conversion Price in effect or applicable as of such date and (r) unexercised Warrants as of such date. The Reserved Amount determined on such date shall remain the Reserved Amount until the next quarterly determination.

            k. Publicity, Filings, Releases, Etc.

            (i) Each of the parties agrees that, except as provided below, the other party may report on or refer to the consummation of the transactions contemplated by the Transaction Agreements; provided, however, the Company will provide to the Buyer drafts of the applicable text of any press release or any filing intended to be made with the SEC which refers to or describes the Transaction Agreements or the transactions contemplated thereby as soon as practicable (but at least three (3) business days before such release or filing will be made) and will not include in such filing any statement or statements or other material to which the Buyer or Buyer's counsel reasonably objects.

            (ii) Each of the parties hereby specifically consents to the inclusion of the text of the Transaction Agreements in filings made with the SEC (but any descriptive text accompanying or part of such filing shall be subject to the other provisions of this Section 4(k)).

            (iii) Notwithstanding, but subject to, the foregoing provisions of this Section 4(k), the Company will, after the Initial Closing Date, promptly issue a press release and file a Current Report on Form 8-K or, if appropriate, a quarterly or annual report on the appropriate form, referring to the transactions contemplated by the Transaction Agreements.

            l. Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under the Transaction Agreements are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any Other Buyer under any one or more of the Transaction Agreements. The decision of each Buyer or Other Buyer to purchase Purchased Securities pursuant to the Transaction Agreements has been made by such Buyer independently of any Other Buyer. Nothing contained herein or in any Transaction Agreement, and no action taken by any Buyer pursuant thereto, shall be deemed to constitute any two or more Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Agreements. Each Buyer acknowledges that no Other Buyer has acted as agent for such Buyer in connection with making its investment hereunder and that no Buyer will be acting as agent of such Other Buyer in connection with monitoring its investment in the Purchased Securities or enforcing its rights under the Transaction Agreements. Each Buyer shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Agreements, and it shall not be necessary for any Other Buyer to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Buyers has been provided with the same Transaction Agreements for the purpose of closing a transaction with multiple Buyers and not because it was required or requested to do so by any Buyer.

            m. Equal Treatment of Buyers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Agreements unless the same consideration is also offered to all of the parties to the Transaction Agreements.

            n. Independent Investment Decision. No Buyer has agreed to act with any Other Buyer for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the
Exchange Act, and each Buyer is acting independently with respect to its investment in the Securities. The decision of each Buyer to purchase Purchased Securities pursuant to this Agreement has been made by such Buyer independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or its subsidiaries which may have made or given by any Other Buyer or by any agent or employee of any Other Buyer, and no Buyer or any of its agents or employees shall have any liability to any Other Buyer (or any other person) relating to or arising from any such information, materials, statements or opinions.

            o. NASD Rule 2710. The Company is aware that the Corporate Financing Rule 2710 ("NASD Rule 2710") of the National Association of Securities Dealers ("NASD") is or may become applicable to the transactions contemplated by the Transaction Agreements or to the sale by a Holder of any of the Securities. If NASD Rule 2710 is so applicable, the Company shall, to the extent required by such rule, cooperate with any broker or selling shareholder in respect of any consents, authorizations or approvals that may be necessary for the NASD to timely and expeditiously permit the shareholder to sell the securities.

            p. SBA Compliance. The Company agrees that, on the Initial Closing Date, the Company will deliver to the Buyer (i) SBA From 480 (Size Status Declaration) and (ii) SBA Form 652 (Assurance of Compliance for
Nondiscrimination), together with the certification of an executive officer of the Company that the information contained in each of such forms is true and correct in all respects. Such forms and certification are referred to as the "SBA Compliance Documents."

            5. TRANSFER AGENT INSTRUCTIONS.

            a. (i) The Company warrants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 4(a) hereof, it will give the Transfer Agent no instructions inconsistent with instructions to issue Common Stock from time to time upon conversion of the Debentures or exercise of the Warrants or in connection with the issuance of Payment Shares, as may be applicable from time to time, in such amounts as specified from time to time by the Company to the Transfer Agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Holder in connection therewith. Except as so provided, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Agreements. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

            (ii) If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities.

            (iii) The Company agrees that, upon the Company's receipt of (i) a written request from a Holder while the Registration Statement is effective or
(ii) an opinion of counsel that the Conversion Shares, Warrant Shares or Payment Shares then held by a Holder may be transferred without registration under Rule 144(k) promulgated under the 1933 Act, the Company shall promptly instruct the Transfer Agent to issue one or more replacement certificates for any or all of the Conversion Shares, Warrant Shares or Payment Shares then held by such Holder or subsequently issued to the Holder. Such replacement or newly issued certificates shall be issued, without legend and without any stop transfer instructions, in such name and in such denominations as specified by the Holder.

            b. (i) The Company understands that a delay in the delivery of (i) Conversion Certificates, whether on conversion of the Debenture and/or in payment of accrued interest, beyond the relevant Delivery Date (as defined in the Debenture), (ii) the certificates for the shares of Common Stock issuable upon the exercise of the Warrants (the "Warrant Certificates"), beyond the relevant Warrant Share Delivery Date (as defined in the Warrants), or (iii) the certificates representing Payment Shares ("Payment Shares Certificates"), beyond the relevant delivery date of the Payment Shares Certificates under the Registration Rights Agreement, could each result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of the Conversion Certificates, the Warrant Certificates or the Payment Shares Certificates, as the case may be, in accordance with the following schedule (where "No. Business Days Late" is defined as the number of Trading Days after the Delivery Date):(2)

----------
(2) Example: Notice of Conversion is delivered on Monday, May 1, 2006. The Delivery Date would be Thursday, May 4 (the third Trading Day after such delivery). If the certificate is delivered by by that date, no payment under this provision is due. If the certificates are delivered on May 5, that is 1 "Trading Day Late" in the table below; if delivered on May 8, that is 2 "Trading Days Late" in the table below; and if delivered on May 12, that is 6 "Trading Days Late" in the table.

                                          Late Payment For Each $10,000 of
                                          Principal or Interest Being Converted
                                          or For Each $10,000 in Common Stock
                                          Being Issued Upon Exercise of a
                                          Warrant or Issuance of Payment Shares
                                          (Based on the Value of the Common
                                          Stock on the Exercise Date or
No. Trading Days Late                     Issuance Date, as applicable)
---------------------                     -----------------------------
                  1                                   $100
                  2                                   $200
                  3                                   $300
                  4                                   $400
                  5                                   $500
                  6                                   $600
                  7                                   $700
                  8                                   $800
                  9                                   $900
                  10                                  $1,000
                  >10                                 $1,000  + $200  for each
                                                      Business Day Late beyond
                                                      10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver the Conversion Certificates, the Warrant Certificates or the Payment Shares Certificates, as the case may be, to the Holder within a reasonable time. Furthermore, in addition to any other remedies which may be available to a Holder, in the event that the Company fails for any reason to effect delivery of such Conversion Certificates, Warrant Certificates or Payment Shares Certificates within ten (10) Trading Days after the relevant Delivery Date, the Converting Holder, the Holder exercising a Warrant or the Holder receiving Payment Shares (as applicable) will be entitled to revoke the relevant Notice of Conversion, Notice of Exercise or written notice for Payment Shares (as applicable), by delivering a notice to such effect to the Company prior to the receipt by such Holder of the relevant Conversion Certificates, Warrant Certificates or Payment Shares Certificates, whereupon the Company and such Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, Notice of Exercise or written notice for Payment Shares (as applicable); provided, however, that any payments contemplated by this Section 5(b) of this Agreement which have accrued through the date of such revocation notice shall remain due and owing to such Holder notwithstanding such revocation.

            (ii) If,  after the Holder  has  submitted  a Notice of  Conversion,
Notice of Exercise or written notice for Payment Shares (as applicable), the Company fails for any reason to deliver the Conversion Certificates, the Warrant Certificates or the Payment Shares Certificates (as applicable) by the relevant Delivery Date, and at any time thereafter prior to the actual delivery of the Conversion Certificates, the Warrant Certificates or the Payment Shares Certificates (as applicable), such Holder purchases, in an arm's-length open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by such Holder (the "Sold Shares"), which delivery such Holder anticipated to make using the shares to be issued upon such conversion, exercise or issuance (a "Buy-In"), the Holder shall have the right to require the Company to pay to such Holder, in addition to and not in lieu of the amounts contemplated in other provisions of the Transaction Agreements, including, but not limited to, the provisions of the immediately preceding Section 5(b)(i)), the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the number of Sold Shares multiplied by the excess, if any, of (x) the Holder's total purchase price per share (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds per share (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Holder in immediately available funds immediately upon demand by the Holder. By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Holder will be $1,000.

            c. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion of the Debenture or exercise of a Warrant or at the request of the Holder with respect to any Shares previously issued, provided the Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Holder and the Holder's compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Holder thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause the Transfer Agent to electronically transmit to the Holder the Common Stock issuable upon conversion of the Debenture or exercise of the Warrant or in replacement of any Shares previously issued by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

            d. The Company shall assume any fees or charges of the Transfer Agent or Company counsel regarding (i) the removal of a legend or stop transfer instructions with respect to Registrable Securities, and (ii) the issuance of certificates or DTC registration to or in the name of the Holder or the Holder's designee or to a transferee as contemplated by an effective Registration Statement. Notwithstanding the foregoing, it shall be the Holder's responsibility to obtain all needed formal requirements (specifically: medallion guarantee and prospectus delivery compliance) in connection with any electronic issuance of shares of Common Stock.

            e. The Company will authorize the Transfer Agent to give information relating to the Company directly to the Holder or the Holder's representatives upon the request of the Buyer or any such representative, to the extent such information relates to (i) the status of shares of Common Stock issued or claimed to be issued to the Holder in connection with a Notice of Conversion or a Notice of Exercise, or (ii) the aggregate number of outstanding shares of Common Stock of all shareholders (as a group and not individually) as of a current or other specified date. At the request of the Holder, the Company will provide the Holder with a copy of the authorization so given to the Transfer Agent.

            6. CLOSING DATE.

            a. The Initial Closing Date shall be August 1, 2005. One or more Additional Closing Date shall occur on the date on which each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run or as soon thereafter as is reasonably practicable; provided, however, that any Additional Closing Date shall occur no later than thirty (30) calendar days from the Initial Closing Date.

            b. The closing of the purchase and issuance of the Purchased Securities shall occur on each Closing Date at the offices of the Escrow Agent.

            c. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Funds to the Company and to others and to release the other Escrow Property on each Closing Date upon satisfaction of the conditions set forth in Sections 7 and 8 hereof and as provided in the Joint Escrow Instructions.

            7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

            The Buyer understands that the Company's obligation to sell the Purchased Securities to the Buyer pursuant to this Agreement on each Closing Date is conditioned upon:

            a. The execution and delivery of this Agreement by the Buyer on or before such Closing Date;

            b. Delivery by the Buyer to the Escrow Agent by such Closing Date of good funds as payment in full of an amount equal to the Purchase Price in accordance with this Agreement;

            c. The accuracy on such Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

            d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

            8. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

            The Company understands that the Buyer's obligation to purchase the Purchased Securities on each Closing Date is conditioned upon:

            a. The execution and delivery of this Agreement and the other Transaction Agreements by the Company on or before such Closing Date;

            b. The delivery by the Company to the Escrow Agent of originals of each of the Certificates in accordance with this Agreement;

            c. The delivery by the Company to the Escrow Agent of the executed Company Principal's Agreements from each Company Principal and the related Principals (as defined in each Company Principal's Agreement) of such Company Principal;

            d. The delivery by the Company to the Escrow Agent of the SBA Compliance Documents;

            e. On such Closing Date, each of the Transaction Agreements executed by the Company on or before such date shall be in full force and effect and the Company shall not be in default thereunder;

            f The accuracy in all material respects on such Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

            g. The Buyer shall have received an opinion of counsel for the Company, dated such Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in Annex III attached hereto;

            h. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

            i. From and after the date hereof to and including such Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (ii) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (iii), no minimum prices shall been established for securities traded on the Principal Trading Market; and (iv) there shall not have been any material adverse change in any financial market.

            9. INDEMNIFICATION.

            a. (i) The Company agrees to indemnify and hold harmless the Buyer and its officers, directors, employees, and agents, and each Buyer Control Person from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"), joint or several, and any action in respect thereof to which the Buyer, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Buyer Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from a material breach of a material representation by Buyer or Buyer's material failure to perform any covenant or agreement contained in this Agreement (in each case, as determined by a non-appealable judgment to such effect).

            (ii) The Company hereby agrees that, if the Buyer, other than by reason of its gross negligence or willful misconduct or by reason of its trading of the Common Stock in a manner that is illegal under the federal securities laws (in each case, as determined by a non-appealable judgment to such effect),
(x) becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or if the Buyer is impleaded in any such action, proceeding or investigation by any Person, or (y) becomes involved in any capacity in any action, proceeding or investigation brought by the SEC, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or (z) is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company shall indemnify, defend and hold harmless the Buyer from and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by the Buyer, directly or indirectly, and reimburse such Buyer for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The indemnification and reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Buyer who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and Buyer Control Persons (if any), as the case may be, of the Buyer and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Buyer, any such Affiliate and any such Person. The Company also agrees that neither the Buyer nor any such Affiliate, partner, director, agent, employee or Buyer Control Person shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or the other Transaction Agreements, except to the extent such liability is based on a material misrepresentation made by the Buyer in Section 2 hereof or Buyer's material failure to perform any material covenant or agreement of Buyer contained in the Transaction Agreements (in each case, as determined by a non-appealable judgment to such effect).

            b. All claims for indemnification by any Indemnified Party (as defined below) under this Section shall be asserted and resolved as follows:

            (i) In the event any claim or demand in respect of which any Person claiming indemnification under any provision of this Section (an "Indemnified Party") might seek indemnity under paragraph (a) of this Section is asserted against or sought to be collected from such Indemnified Party by a Person other than a party hereto or an Affiliate thereof (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of this Section against any Person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an
Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under this Section and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim. The following provisions shall also apply.

      (x) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this paragraph (b) of this Section, then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to paragraph (a) of this Section). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this subparagraph (x), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this subparagraph (x), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under paragraph (a) of this Section with respect to such Third Party Claim.

      (y) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to paragraph (b) of this Section, or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, each in a reasonable manner, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this subparagraph (y), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in subparagraph(z) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this subparagraph (y) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this subparagraph (y), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

      (z) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under paragraph
      (a) of this Section or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under paragraph (a) of this Section and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that it the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

            (ii) In the event any Indemnified Party should have a claim under paragraph (a) of this Section against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under paragraph (a) of this Section specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under paragraph (a) of this Section and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

            c. The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to.

            10. JURY TRIAL WAIVER. The Company and the Buyer hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with the Transaction Agreements.

            11. SPECIFIC PERFORMANCE. The Company and the Buyer acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement or any of the other Transaction Agreements were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties (including any Holder) shall be entitled to an injunction or injunctions, without (except as specified below) the necessity to post a bond, to prevent or cure breaches of the provisions of this Agreement or such other Transaction Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity; provided, however that the Company, upon receipt of a Notice of Conversion or a Notice of Exercise, may not fail or refuse to deliver the stock certificates and the related legal opinions, if any, based on any claim that the Holder has violated any provision hereof or for any other reason, unless the Company has first posted a bond for one hundred fifty percent (150%) of the principal amount and then obtained a court order specifically directing it not to deliver said stock certificates to the Holder. This provision is deemed incorporated by reference into each of the Transaction Agreements as if set forth therein in full.

            12. GOVERNING LAW: MISCELLANEOUS.

            a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of Cook or the state courts of the State of Illinois sitting in the County of Cook in connection with any dispute arising under this Agreement or any of the other Transaction Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

            b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

            d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

            e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

            f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

            g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

            i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

            j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

            13. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

                  (a) the date delivered,  if delivered by personal  delivery as
            against   written  receipt   therefor  or  by  confirmed   facsimile
            transmission,

                  (b) the seventh  business day after deposit,  postage prepaid, in the United States Postal Service by registered or certified mail, or

                  (c) the  third  business  day after  mailing  by  domestic  or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:          At the address set forth at the head of this Agreement.

                  Attn: Chief Executive Officer
                  Telephone No.: (858) 518-1387
                  Telecopier No.: (858) 279-1799

                  with a copy to:

                  Michael Corrigan, Esq.
                  7770 Regents Road
                  Suite 113-401
                  San Diego, CA 92122
                  Telephone No.: (858) 362-1440
                  Telecopier No.: (858) 362-1441

BUYER: At the address set forth on the signature page of this Agreement.

                  with a copy to:

                  Wildman, Harrold, Allen & Dixon LLP
                  225 West Wacker Drive
                  Suite 1800
                  Chicago, IL 60606
                  Attn: Alan B. Roth, Esq.
                  Telephone No.: (312) 201-2633
                  Telecopier No.  (312) 201-2555

ESCROW AGENT:     Wildman, Harrold, Allen & Dixon LLP
                  225 West Wacker Drive
                  Suite 1800
                  Chicago, IL 60606
                  Attn: Alan B. Roth, Esq.
                  Telephone No.: (312) 201-2633
                  Telecopier No.  (312) 201-2555

            14. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Buyer's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the Purchase Price, for a period of three (3) years after last Additional Closing Date and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

                 [SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

            IN WITNESS WHEREOF, with respect to the Purchase Price specified below, each the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.

PURCHASE PRICE:                                       $1,750,000

SECURED CONVERTIBLE DEBENTURE (PRINCIPAL AMOUNT)      $  437,500

UNSECURED CONVERTIBLE DEBENTURE (PRINCIPAL AMOUNT)    $1,312,500


                                    BUYER:
                                    ------


CHICAGO VENTURE PARTNERS, L.P.
an Illinois limited partnership

By: Chicago Venture Management, L.L.C.
    a Delaware limited liability company,
    sole General Partner

By: CVM, Inc., an Illinois corporation,
    Manager


By:
    --------------------------------
    Name:
    Title:

Address:    303 East Wacker Drive, Suite 311
            Chicago, IL 60601

Facsimile:  ________________________


                                    COMPANY:
                                    --------

SUPERCLICK, INC.

By:         ________________________

Title:      ________________________

      ANNEX I           FORM OF DEBENTURES

      ANNEX II          JOINT ESCROW INSTRUCTIONS

      ANNEX III         OPINION OF COUNSEL

      ANNEX IV          REGISTRATION RIGHTS AGREEMENT

      ANNEX V           FORM OF WARRANTS

      ANNEX VI          COMPANY DISCLOSURE

      ANNEX VII         COMPANY'S SEC DOCUMENTS AVAILABLE ON EDGAR

      ANNEX VIII        COMPANY PRINCIPAL'S AGREEMENT

      ANNEX IX          SECURITY INTEREST AGREEMENT